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                                                                   EXHIBIT 10.27

                                     FORM OF

               FIRST AMENDMENT TO SUBORDINATED GUARANTEE AGREEMENT

         This First Amendment dated as of November 27, 1996 (the or this "First Amendment") to the Subordinated Guarantee Agreement dated as of June 30, 1995, is between that certain subsidiary of The Hawk Group of Companies, Inc., a Delaware corporation, now known as Hawk Corporation (the "Company"), which subsidiary is a signatory hereto (the "Subsidary"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company has heretofore entered into separate and several Senior Subordinated Note and Warrant Purchase Agreements, each dated as of June 30, 1995 (collectively, the "Note and Warrant Purchase Agreement"), with each of the purchasers identified on Annex I thereto. The Company has heretofore issued $30,000,000 of its 12% Senior Subordinated Notes due June 30, 2005 (the "Notes") and 316,970 Warrants to Purchase Class B Common Stock of the Company (the "Warrants") pursuant to the Note and Warrant Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

         B. The Subsidiary has heretofore entered into that certain Subordinated Guarantee Agreement dated as of June 30, 1995 (the "Subordinated Guarantee") for the benefit of each of the purchasers identified on Annex I to the Note and Warrant Purchase Agreement in order to guarantee unconditionally all of the obligations of the Company under and in respect of the Notes and the Note and Warrant Purchase Agreement pursuant to the terms thereof.

         C. The Subsidiary and the Noteholders now desire to amend the Subordinated Guarantee in the respects, but only in the respects, hereinafter set forth.

         D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Subordinated Guarantee and the Note and Warrant Purchase Agreement unless herein defined or the context shall otherwise require.

         E. All requirements of law have been fully complied with, and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
Section 3.1 hereof, and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subsidiary and the Noteholders hereby agree as follows:


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SECTION 1.  AMENDMENTS.

        1.1. The definition of "Subsidiary Senior Guarantee" in Section 3.1 of the Subordinated Guarantee shall be and hereby is amended by deletion of the phrase "an Acceptable Credit Facility" in the second line thereof, and replacement of such phrase with "any Senior Debt".

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        2.1. To induce the Noteholders to execute and deliver this First Amendment, the Subsidiary represents and warrants (which representations and warranties shall survive the execution and delivery of this First Amendment) to the Noteholders that:

                  (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Subsidiary enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Subordinated Guarantee, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Subsidiary enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Subsidiary of this First Amendment (i) has been duly authorized by all requisite corporate action, and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

                  (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred or is continuing.

SECTION 3.  CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

        3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this First Amendment, duly executed by the Subsidiary and the holders of at least 51% of the outstanding principal amount of the Notes shall have been delivered to the Noteholders;



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                  (b) the Noteholders shall have received evidence satisfactory to them that the Company has duly authorized the execution, delivery and performance of the First Amendment to Note and Warrant Purchase Agreement, dated as of November 27, 1996, and that such First Amendment to Note and Warrant Purchase Agreement has been duly executed and delivered by the Company; and

                  (c) the representations and warranties of the Subsidiary set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

         Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.  MISCELLANEOUS.

        4.1. This First Amendment shall be construed in connection with and as part of the Subordinated Guarantee, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Subordinated Guarantee are hereby ratified and shall be and remain in full force and effect.

        4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Subordinated Guarantee without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

        4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        4.4. This First Amendment shall be governed by and construed in accordance with internal Connecticut law.

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         4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                            -------------------------

                                            By:_________________________
                                               Name:
                                               Title:

Accepted and Agreed to:

                                            CIGNA MEZZANINE PARTNERS III, L.P.
                                            By CIGNA Investments, Inc. (Agent)

                                             By:_________________________
                                               Name:
                                               Title:

                                            CONNECTICUT GENERAL LIFE INSURANCE
                                            COMPANY

                                            By CIGNA Investments, Inc.

                                             By:_________________________
                                               Name:
                                               Title:

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